UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.        )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

BLACKROCK, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
BLACKROCK, INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET

BLACKROCK, INC. 50 HUDSON YARDS NEW YORK, NEW YORK 10001

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You invested in BLACKROCK, INC. and it’s time to vote!

This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 10, 2023. If you would like to request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting and the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to view the proxy materials (or easily request a paper or e-mail copy) and to vote on these important matters.

Voting Items	Board Recommends

1.	Election of Directors

Nominees:

1a.	Bader M. Alsaad	For

1b.	Pamela Daley	For

1c.	Laurence D. Fink	For

1d.	William E. Ford	For

1e.	Fabrizio Freda	For

1f.	Murry S. Gerber	For

1g.	Margaret “Peggy” L. Johnson	For

1h.	Robert S. Kapito	For

1i.	Cheryl D. Mills	For

1j.	Gordon M. Nixon	For

1k.	Kristin C. Peck	For

1l.	Charles H. Robbins	For

1m.	Marco Antonio Slim Domit	For

1n.	Hans E. Vestberg	For

1o.	Susan L. Wagner	For

1p.	Mark Wilson	For

2.	Approval, in a non-binding advisory vote, of the compensation for named executive officers.	For

3.	Approval, in a non-binding advisory vote, of the frequency of future executive compensation advisory votes.	1 Year

4.	Ratification of the appointment of Deloitte LLP as BlackRock’s independent registered public accounting firm for the fiscal year 2023.	For

5.	Shareholder Proposal - Civil rights, non-discrimination and returns to merit audit.	Against

6.	Shareholder Proposal - Production of a report on BlackRock’s ability to “engineer decarbonization in the real economy”.	Against

7.	Shareholder Proposal - Impact report for climate-related human risks of iShares U.S. Aerospace and Defense Exchange-Traded Fund.	Against

NOTE: We may also act upon such other business as may properly come before the meeting or any adjournment thereof.

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